UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 11, 2005

nSTOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12895	95-2094565

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Corte Del Cedro, Carlsbad California	92009

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(760) 683-2500

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 11, 2005, we entered into an agreement to sell our $453,356 note receivable from Symphony Service Corp. dated November 13, 2004 (the “Note”) to H. Irwin Levy, our Chairman of the Board and a significant shareholder, for $350,000.   We have the right to repurchase the Note at any time on or before November 11, 2005 for $350,000 plus 6% per annum thereon from May 11, 2005 until the date of repurchase. A copy of the agreement is attached hereto as Exhibit 10.

Item 9.01	Financial Statements and Exhibits

	(c)	Exhibits

		10	Agreement to sell note receivable from Symphony Services Corp. to H. Irwin Levy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nSTOR TECHNOLOGIES, INC.
(Registrant)

Date: May 16, 2005	By:	/s/ Jack Jaiven

Jack Jaiven
Vice President, Treasurer and Interim Chief Financial Officer